Exhibit 10.35

EXECUTION COPY

BANC OF AMERICA SECURITIES LLC

$15,000,000 AGGREGATE PRINCIPAL AMOUNT

PMA Capital Corporation

6.50% SENIOR SECURED CONVERTIBLE DEBENTURES

DUE 2022

Purchase Agreement

dated November 10, 2004

Purchase Agreement

November 10, 2004

BANC OF AMERICA SECURITIES LLC
9 West 57th Street
New York, New York 10019

Ladies and Gentlemen:

PMA Capital Corporation, a company duly organized and existing under the laws of the Commonwealth of Pennsylvania (the “Company”), proposes to issue and sell to Banc of America Securities LLC (the “Initial Purchaser”) $15,000,000 aggregate principal amount of its 6.50% Senior Secured Convertible Debentures due September 30, 2022 (the “Securities”).

The Securities will be convertible into fully paid, non-assessable shares of Class A Common Stock, par value $5.00 per share, of the Company (the “Common Stock”) to the extent provided in the Rights Agreement, dated as of May 3, 2000 (the “Rights Agreement”), between the Company and The Bank of New York as rights agent. The Securities will be convertible initially at a conversion rate of 61.0948 shares per $1,000 principal amount of the Securities, on the terms, and subject to the conditions, set forth in the Indenture (as defined below). As used herein, “Conversion Shares” means the shares of Common Stock into which the Securities are convertible. The Securities will be issued pursuant to an indenture, to be dated as of the Closing Date (as defined in Section 2) (the “Indenture”), among the Company and U.S. Bank National Association, a national banking association, as (the “Trustee”).

The Securities will be offered and sold to the Initial Purchaser without being registered under the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder (the “Securities Act”), in reliance upon an exemption therefrom.

Holders of the Securities (including the Initial Purchaser and its direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement, to be dated as of the Closing Date (the “Registration Rights Agreement”), among the Company and the Initial Purchaser, pursuant to which the Company will agree to file with the Commission a shelf registration statement pursuant to Rule 415 under the Securities Act (the “Registration Statement”) covering the resale of the Securities and the Conversion Shares, and to use commercially reasonable efforts to cause the Registration Statement to be declared effective.

The Company understands that the Initial Purchaser proposes to make an offering of the Securities on the terms and in the manner set forth herein and in the Offering Memorandum (as defined below) and agrees that the Initial Purchaser may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers at any time after the date of this Agreement. The Securities are to be offered and sold to or through the Initial Purchaser without being registered with the Commission under the Securities Act in reliance upon exemptions therefrom. The terms of the Securities and the Indenture will require that investors that acquire Securities expressly agree that Securities (and any Conversion Shares) may only be resold or otherwise transferred, after the date hereof, if such Securities (or Conversion Shares) are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemption afforded by Rule 144A (“Rule 144A”) thereunder).

The Company has prepared an offering memorandum dated the date hereof setting forth information concerning the Company, the Securities, the Registration Rights Agreement and the Common Stock in form and substance reasonably satisfactory to the Initial Purchaser. As used in this Agreement, “Offering Memorandum” means, collectively, the Preliminary Offering Memorandum dated November 10, 2004 (the “Preliminary Offering Memorandum”) and the offering memorandum dated the date hereof (the “Final Offering Memorandum”), each as amended or supplemented by the Company. As used herein, each of the terms “Offering Memorandum”, “Preliminary Offering Memorandum” and “Final Offering Memorandum” shall include in each case the documents incorporated or deemed to be incorporated by reference therein.

The Company hereby confirms its agreements with the Initial Purchaser as follows:

Section 1. Representations and Warranties of the Company

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The Company hereby represents, warrants and covenants to the Initial Purchaser as follows:

(a)  Each of the Preliminary Offering Memorandum and the Final Offering Memorandum, as of its respective date, did not, and on the Closing Date, the Final Offering Memorandum will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty as to information contained in or omitted from the Preliminary Offering Memorandum or the Final Offering Memorandum in reliance upon and in conformity with written information furnished to the Company by the Initial Purchaser specifically for use therein as set forth on Schedule B hereto.

(b) Each of the Preliminary Offering Memorandum and the Final Offering Memorandum, as of its respective date, contains all of the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

(c) Assuming the accuracy of the representations and warranties of the Initial Purchaser contained in Section 2 and its compliance with the agreements set forth therein, the issuance and sale of the Securities to the Initial Purchaser, the offer, resale and delivery of the Securities by the Initial Purchaser and the conversion of the Securities into Conversion Shares, in each case in the manner contemplated by this Agreement, the Indenture and the Offering Memorandum, do not require registration under the Securities Act and the Indenture does not need to be qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”).

(d) Except as otherwise disclosed in the Offering Memorandum, subsequent to the date as of which information is given therein: (A) there has been no Material Adverse Change (as defined below); (B) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; (C) there has been no dividend or distribution of any kind declared, paid or made by the Company or any of its subsidiaries on any class of capital stock or partnership or membership interest (as applicable) or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock or partnership interest (as applicable); and (D) there has been no material change in the capital stock, partnership interests, short-term debt or long-term debt of the Company and its subsidiaries, considered as one entity, except in each case described in, or as described in any document incorporated by reference in, the Offering Documents.

(e) The Company has been duly organized and is validly existing under the laws of the Commonwealth of Pennsylvania. The Company has power (corporate and other) and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum, and to enter into and perform all its obligations under this Agreement, the Indenture, the Registration Rights Agreement and the Securities (collectively, the “Transaction Documents”). The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, taken as a whole (any such change a “Material Adverse Change”).

(f) Each subsidiary of the Company has been duly incorporated or formed and is validly existing as a corporation, limited liability company or limited partnership (as applicable) in good standing under the laws of the jurisdiction of its incorporation or formation and has power (corporate, partnership or other) and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform all of its obligations under the Transaction Documents. Each subsidiary of the Company is duly qualified as a foreign entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. All of the issued and outstanding capital stock, or all of the partnership interests (whether general or limited partnership or limited liability company interests), as applicable, of each of the subsidiaries of the Company has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim, except as created pursuant to the Indenture. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Schedule A hereto.

(g)  This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company enforceable against the Company in accordance with its terms, except as rights to indemnification and contribution hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(h)  The Registration Rights Agreement has been duly authorized by the Company and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as rights to indemnification and contribution thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(i)  The Indenture has been duly authorized by the Company and, assuming due authorization, execution and delivery thereof by the Trustee, when duly executed and delivered by the Company, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or affecting enforcement of the rights and remedies of creditors or by general principles of equity.

(j)  The Securities have been duly authorized by the Company and, when executed, authenticated, issued and delivered in accordance with the terms of the Indenture will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles, and will be entitled to the benefits of the Indenture.

(k)  The Conversion Shares issuable upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable, and the issuance of such Conversion Shares will not be subject to any preemptive or similar rights.

(l)  Each of the Transaction Documents conforms or will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum.

(m)  Neither the Company nor any of its respective subsidiaries is in violation of its charter or by-laws, limited partnership or operating agreement or similar organizational documents, as applicable, or is in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them is or may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (each such foregoing documents being referred to as an “Existing Instrument”), except for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The execution by the Company, and its delivery and performance of the Transaction Documents: (i) will not result in any violation of the provisions of the charter or by-laws or other governing documents of the Company or any of its subsidiaries; (ii) will not constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or, except pursuant to the Indenture, result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such breaches, Defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change; and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any of its subsidiaries. As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(n)  Any document incorporated by reference in the Offering Memorandum, or any information filed with the Commission, or from which information is so incorporated by reference when filed or becoming effective, as the case may be, complied, continues to comply and will comply in all material respects with the requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as applicable, and the rules and regulations promulgated thereunder.

(o)  Deloitte & Touche LLP and PricewaterhouseCoopers LLP are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants (“AICPA”) and its interpretations and rulings thereunder. The historical financial statements (including the related notes) incorporated by reference in the Offering Memorandum comply in all material respects with the requirements applicable to a registration statement on Form S-3 under the Securities Act; such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods covered thereby and fairly present the financial position of the entities purported to be covered thereby at the respective dates indicated and the results of their operations and their cash flows for the respective periods indicated; and the financial information contained in the Offering Memorandum under the heading “Selected Consolidated Financial Information” fully present the information purported to be shown thereby. The other historical financial and statistical information and data included in the Offering Memorandum are, in all material respects, fairly presented. The Company’s ratios of earnings to fixed charges contained in the Offering Memorandum under the heading “Ratio of Earnings to Fixed Charges” have been calculated in compliance with Item 503(d) of Regulation S-K under the Securities Act.

(p)  The Company had an authorized and outstanding capitalization as set forth in, or as described in any document incorporated by reference in, the Offering Memorandum. All of the shares of issued and outstanding capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any common stock or interests of the Company’s subsidiaries and equity interests in any firm, partnership, joint venture or other entities, other than those accurately described in, or described in documents incorporated by reference in, the Offering Memorandum. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, in the Offering Memorandum accurately and fairly presents and summarizes such plans, arrangements, options and rights.

(q)  No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance of the Securities or suspends the sale of the Securities in any jurisdiction; no injunction, restraining order or order of any nature by any federal or state court of competent jurisdiction has been issued with respect to the Company or any of its subsidiaries which would prevent or suspend the issuance or sale of the Securities or the use of the Preliminary Offering Memorandum or the Final Offering Memorandum in any jurisdiction; no action, suit or proceeding is pending against or, to the best knowledge of the Company, threatened against or affecting the Company before any court or arbitrator or any governmental agency, body or official, domestic or foreign, which could restrain or prohibit the issuance of the Securities; and the Company has complied with any and all requests by any securities authority in any jurisdiction for additional information to be included in the Preliminary Offering Memorandum and the Final Offering Memorandum.

(r)  Except as disclosed in the Offering Memorandum, no consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company’s execution, delivery and performance of the Transaction Documents, except such as have been obtained or made by the Company and are in full force and effect under the Securities Act.

(s)  The Company is subject to and is reporting in accordance with the requirements of Section 13 or Section 15(d) of the Exchange Act. The Company has filed and, prior to the Closing Date, will file, all documents (including exhibits) required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act (the “Company Filed Documents”) within the time periods required to be filed by the Exchange Act and the rules and regulations promulgated thereunder. The information provided by the Company pursuant to these provisions and incorporated by reference in the Offering Memorandum and subsequently superseded by another document incorporated by reference did not, at the date thereof, and will not, as the case may be, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(t)  Except as described in the Offering Memorandum, there are no legal or governmental actions, suits or proceedings pending against the Company or its subsidiaries or, to the best of the Company’s knowledge, threatened against or affecting the Company or any of its subsidiaries, which have as the subject thereof any property owned or leased by, the Company or any of its subsidiaries, where in any such case there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company or such subsidiary, and any such action, suit or proceeding, if so determined adversely, would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement and by the Transaction Documents. No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the best of the Company’s knowledge, is threatened or imminent.

(u)  The Company and its subsidiaries own, possess or can acquire sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals, trade secrets and other similar rights (collectively, “Intellectual Property Rights”) reasonably necessary to conduct their businesses as now conducted; and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Change. Neither the Company nor any of its subsidiaries has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Change.

(v)  The Company and each of its subsidiaries possesses such valid and current certificates, authorizations, permits or licenses issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, except such certificates, authorizations, permits or licenses, which the failure to obtain, singularly or in the aggregate, would not result in a Material Adverse Change; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization, permit or license which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Change.

(w)  The Company and each of its subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements described in the Offering Memorandum, in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except as described in, or as described in any document incorporated by reference in, the Offering Memorandum or such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or such subsidiary. The real property, improvements, equipment and personal property held under lease by the Company or any of its subsidiaries are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary.

(x)  (i) The Indenture and the documents, instruments and agreements required to be executed and delivered by the Company in connection therewith, will create in favor of the Trustee for the equal and ratable benefit of the holders of the Securities, the Company’s other 6.50% Senior Secured Convertible Debentures due September 30, 2022 to be issued under the Indenture and the Company’s $57,500,000 principal amount of 8.50% Monthly Income Senior Notes due 2018, a valid, enforceable first priority Lien on 20% of the Capital Stock of PMA Capital Insurance Company, Pennsylvania Manufacturers’ Association Insurance Company, Pennsylvania Manufacturers Indemnity Company and Manufacturers Alliance Insurance Company required to be pledged to the Trustee pursuant to the terms of the Indenture, and except for the actions to be taken pursuant to the Indenture, no other or additional filings, registrations, recordings or actions are or shall be necessary or appropriate in order to perfect or maintain the perfection and priority of such Lien and security interest.

(ii) No authorization, consent or approval, or declaration or filing with any governmental authority is required for the grant by the Company of the Lien and security interest in a portion of the Capital Stock of PMA Capital Insurance Company, Pennsylvania Manufacturers’ Association Insurance Company, Pennsylvania Manufacturers Indemnity Company and Manufacturers Alliance Insurance Company in favor of the Trustee pursuant to the terms of the Indenture.

(iii) There are no contractual, statutory or regulatory restrictions, prohibitions or limitations on the Company’s ability to grant to the Trustee, a Lien upon a portion of the Capital Stock of PMA Capital Insurance Company, Pennsylvania Manufacturers’ Association Insurance Company, Pennsylvania Manufacturers Indemnity Company and Manufacturers Alliance Insurance Company pursuant to the Indenture.

(iv) All certificates or instruments representing or evidencing any Capital Stock of PMA Capital Insurance Company, Pennsylvania Manufacturers’ Association Insurance Company, Pennsylvania Manufacturers Indemnity Company and Manufacturers Alliance Insurance Company or other Collateral to be delivered to the Trustee pursuant to the Indenture shall be in form suitable for transfer by delivery.

(v) No other Liens, security agreements, financing statements or other public notice with respect to all or any part of the Capital Stock of PMA Capital Insurance Company, Pennsylvania Manufacturers’ Association Insurance Company, Pennsylvania Manufacturers Indemnity Company and Manufacturers Alliance Insurance Company is on file or of record in any government or public office and the Company has not filed or consented to filing of any such statement or notice.

(y)  The Company and its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except as may be being contested in good faith and by appropriate proceedings. The Company and its subsidiaries have made adequate charges, accruals and reserves in the applicable financial statements described in the Offering Memorandum in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined.

(z)  Except as would not, individually or in the aggregate, result in a Material Adverse Change and except as described in the Offering Memorandum, neither the Company nor any of its Subsidiaries is in violation of any law, administrative regulation or administrative or court decree applicable to the Company or any of its subsidiaries.

(aa)   The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company is not, and will not be, an “investment company” within the meaning of the Investment Company Act and will conduct its business in a manner so that it will not become subject to the Investment Company Act.

(bb) Each of the Company and its subsidiaries is insured by recognized, financially sound institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism, floods and earthquakes. The Company has no reason to believe that: (i) it or any of its subsidiaries will not be able to renew its existing insurance coverage as and when such policies expire; or (ii) it or any of its subsidiaries will not be able to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change. Neither of the Company nor any of its subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

(cc) The Company and its subsidiaries maintain a system of accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(dd) Except as would not, individually or in the aggregate, result in a Material Adverse Change: neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws. The Company is not aware of any pending investigation which might lead to such a claim.

(ee) Neither the Company nor any of its subsidiaries, nor, to the best of their knowledge, any employee or agent of any of them or any subsidiary has violated or is in violation of the Foreign Corrupt Practices Act.

(ff) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Exchange Act), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, and (ii) are effective in all material respects to perform the functions for which they were established. Based on the evaluation of the Company’s disclosure controls and procedures described above, the Company is not aware of (a) any significant deficiency in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls. Since the most recent evaluation of the Company’s disclosure controls and procedures described above, there have been no significant changes in internal controls or other factors that could significantly affect internal controls.

(gg) None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchaser, as to which no representation is made) has engaged, in connection with the offering of the Securities or the Conversion Shares, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

(hh) Except as described in the Offering Memorandum or as may be imposed by applicable law, no subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in the Offering Memorandum.

(ii) Neither the consummation of the transactions contemplated herein nor the sale, issuance, execution or delivery of the Securities will violate Regulation T, U or X of the Federal Reserve Board.

(jj) Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Initial Purchaser for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(kk) Neither the Company nor any of its affiliates has, directly or through any agent (other than the Initial Purchaser, as to which no representation is made), sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as such term is defined in the Securities Act), which is or will be integrated with the sale of the Securities or the Conversion Shares in a manner that would require registration of the Securities or the Conversion Shares under the Securities Act.

(ll) There are no securities of the Company of the same class (as defined in Rule 144A(d) under the Securities Act) as the Securities registered under the Exchange Act or listed on a national securities exchange or quoted in a U.S. automated interdealer quotation system.

(mm)  No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Preliminary Offering Memorandum or the Final Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(nn) The Company is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 that are effective as of the date of this Agreement.

Any certificate signed by an officer of the Company and delivered to the Initial Purchaser or to counsel for the Initial Purchaser shall be deemed to be a representation and warranty by the Company to the Initial Purchaser as to the matters set forth therein.

Section 2. Purchase, Sale and Delivery of the Securities

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(a) The Securities. The Company agrees to issue and sell to the Initial Purchaser the Securities upon the terms herein set forth. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Initial Purchaser agrees to purchase from the Company the entire principal amount of Securities at a purchase price of 101.50% of the aggregate principal amount thereof.

(b) The Closing Date. Delivery of the Securities to be purchased by the Initial Purchaser and payment therefor shall be made at the offices of Katten Muchin Zavis Rosenman, 575 Madison Avenue, New York, New York, 10022 (or such other place as may be agreed to by the Company and the Initial Purchaser) at 9:00 a.m. New York time, on November 15, 2004 or such other time and date not later than 9:00 a.m. New York time, on November 29, 2004 as the Initial Purchaser shall designate by notice to the Company (the time and date of such closing are called the “Closing Date”).

(c) Payment for the Securities. Payment for the Securities shall be made on the Closing Date by wire transfer of immediately available funds to the order of the Company.

(d) Delivery of the Securities. The Company shall deliver, or cause to be delivered, to the Initial Purchaser the Securities on the Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Securities shall be registered in such names and denominations as the Initial Purchaser shall have requested at least two full business days prior to the Closing Date and shall be made available for inspection on the business day preceding the Closing Date at a location in New York City as the

Initial Purchaser may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Initial Purchaser.

Section 3. Additional Covenants of the Company

The Company further covenants and agrees with the Initial Purchaser as follows:

(a) The Initial Purchaser’s Review of Proposed Amendments and Supplements. During such period beginning on the date hereof and ending on the date which is the earlier of nine months after the date hereof or the completion of the resale of the Securities by the Initial Purchaser (as notified by the Initial Purchaser to the Company), prior to amending or supplementing the Offering Memorandum, the Company shall furnish to the Initial Purchaser for review a copy of each such proposed amendment or supplement (other than the Company’s periodic and current reports under the Exchange Act), and the Company shall not print or distribute such proposed amendment or supplement (other than the Company’s periodic and current reports under the Exchange Act) to which the Initial Purchaser reasonably objects.

(b) Amendments and Supplements to the Offering Memorandum and Other Securities Act Matters. If, at any time prior to the earlier of nine months after the date hereof or the completion of the resale of the Securities by the Initial Purchaser (as notified by the Initial Purchaser to the Company), any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, or if in the opinion of the Initial Purchaser or counsel for the Initial Purchaser it is otherwise necessary to amend or supplement the Offering Memorandum to comply with law, the Company shall promptly notify the Initial Purchaser and prepare, subject to Section 3(a) hereof, such amendment or supplement as may be necessary to correct such untrue statement or omission.

(c) Copies of Offering Memorandum. The Company agrees to furnish the Initial Purchaser, without charge, until the earlier of nine months after the date hereof or the completion of the resale of the Securities by the Initial Purchaser (as notified by the Initial Purchaser to the Company) as many copies of the Offering Memorandum and any amendments and supplements thereto as the Initial Purchaser may reasonably request.

(d) Blue Sky Compliance.  The Company shall cooperate with the Initial Purchaser and counsel for the Initial Purchaser, as the Initial Purchaser may reasonably request from time to time, to qualify or register the Securities for sale under (or obtain exemptions from the application of) the state securities or blue sky laws or Canadian provincial securities laws or other foreign laws of those jurisdictions designated by the Initial Purchaser, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Initial Purchaser promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

(e) Rule 144A Information. For so long as any of the Securities are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Company shall provide to any holder of the Securities or to any prospective purchaser of the Securities designated by any holder, upon request of such holder or prospective purchaser, information required to be provided by Rule 144A(d)(4) of the Securities Act if, at the time of such request, the Company is not subject to the reporting requirements under Section 13 or 15(d) of the Exchange Act.

(f) Legends. Each of the Securities will bear, to the extent applicable, the legend contained in “Transfer Restrictions” in the Offering Memorandum for the time period and upon the other terms stated therein.

(g) No General Solicitation. Except following the effectiveness of the Registration Statement (as defined in the Registration Rights Agreement), the Company will not, and will cause its subsidiaries not to, solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

(h) No Integration. The Company will not, and will cause its subsidiaries not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Securities Act) in a transaction that could be integrated with the sale of the Securities in a manner that would require the registration of the Securities under the Securities Act.

(i) Rule 144 Tolling. During the period of two years after the Closing Date, the Company will not, and will not permit any of its “affiliates” (as defined in Rule 144 under the Securities Act) to, resell any of the Securities which constitute “restricted securities” under Rule 144 under the Securities Act that have been reacquired by any of them.

(j) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Securities sold by it in the manner described under the caption “Use of Proceeds” in the Offering Memorandum.

(k) Transfer Agent. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Common Stock.

(l) Agreement Not to Offer or Sell Additional Securities. During the period commencing on the date hereof and ending on the 90th day following the date of the Final Offering Memorandum, the Company will not, without the prior written consent of the Initial Purchaser (which consent may be withheld at the sole discretion of the Initial Purchaser), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any shares of Common Stock, options or warrants to acquire shares of the Common Stock or securities exchangeable or exercisable for or convertible into shares of Common Stock (other than as contemplated by this Agreement with respect to the Securities); provided, however, that (i) the Company may issue and sell the Securities under this Agreement, (ii) the Company may issue the Conversion Shares upon conversion of the Securities, (iii) the Company may issue shares of its Common Stock upon conversion of its $86,250,000 principal amount of 6.50% Senior Convertible Debentures due September 30, 2022 and (iv) the Company may issue shares of its Common Stock or options to purchase its Common Stock, or Common Stock upon exercise of options, pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Final Offering Memorandum or any document incorporated by reference in the Final Offering Memorandum, but only if the holders of such shares, options, or shares issued upon exercise of such options, to the extent they are listed on Schedule C, agree in writing not to sell, offer, dispose of or otherwise transfer any such shares or options during their lock-up period without the prior written consent of the Initial Purchaser (which consent may be withheld at the sole discretion of the Initial Purchaser).

(m)  Investment Limitation. The Company shall not invest or otherwise use the proceeds received by the Company from its sale of the Securities in such a manner as would require the Company or any of its subsidiaries to register as an investment company under the Investment Company Act.

(n) No Manipulation of Price. The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

(o) Inclusion Conversion Shares. The Company will use its best efforts to have the Conversion Shares approved by Nasdaq for inclusion prior to the effectiveness of the Registration Statement.

Section 4. Payment of Expenses.

The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations and the performance of the Initial Purchaser’s obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (ii) all fees and expenses of the Trustee under the Indenture, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Initial Purchaser, (iv) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, shipping and distribution of the Offering Memorandum, all amendments and supplements thereto and this Agreement, (vi) all filing fees, reasonable attorneys’ fees and expenses incurred by the Company or the Initial Purchaser in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the state securities or blue sky laws, and, if requested by the Initial Purchaser, preparing and printing a “Blue Sky Survey” or memorandum, and any supplements thereto, advising the Initial Purchaser of such qualifications, registrations and exemptions, (vii)  the expenses of the Company and the Initial Purchaser in connection with the marketing and offering of the Securities, (viii) the fees and expenses associated with including the Conversion Shares on Nasdaq and (ix) all expenses and fees in connection with admitting the Securities for trading in the PORTAL Market. The Company will also reimburse the Initial Purchaser for all out-of-pocket expenses reasonably incurred by the Initial Purchaser in connection with the proposed purchase and the offering and sale of the Securities, including the reasonable fees and expenses of Katten Muchin Zavis Rosenman.

Section 5. Conditions of the Obligations of the Initial Purchaser.

The obligations of the Initial Purchaser to purchase and pay for the Securities as provided herein on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made, to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

(a) Accountants’ Comfort Letter. . On the date hereof, the Initial Purchaser shall have received from each of Deloitte & Touche LLP and PricewaterhouseCoopers LLP, independent public or certified public accountants for the Company, a letter dated the date hereof addressed to the Initial Purchaser, in form and substance satisfactory to the Initial Purchaser, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to Initial Purchaser, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Offering Memorandum.

(b) No Material Adverse Change or Rating Agency Change. For the period from and after the date of this Agreement and prior to the Closing Date:

(i) in the judgment of the Initial Purchaser there shall not have occurred any Material Adverse Change which in the judgment of the Initial Purchaser would make it impractical or inadvisable to proceed with the completion of the offering or the sale of and payment for the Securities; and

(ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

(c) Opinion of Counsel for the Company. . On the Closing Date the Initial Purchaser shall have received the favorable opinion of Ballard Spahr Andrews & Ingersoll, LLP, counsel for the Company, dated as of the Closing Date, the form of which is attached as Exhibit A.

(d) Opinion of General Counsel of the Company

. On the Closing Date the Initial Purchaser shall have received the favorable opinion of Robert L. Pratter, Esq., as General Counsel of the Company, dated as of the Closing Date, the form of which is attached as Exhibit B.

(e) Opinion of Counsel for the Initial Purchaser. On the Closing Date the Initial Purchaser shall have received the favorable opinion of Katten Muchin Zavis Rosenman, counsel for the Initial Purchaser, dated as of the Closing Date, in form and substance satisfactory to the Initial Purchaser.

(f) Officers’ Certificate. On the Closing Date the Initial Purchaser shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company, on behalf of the Company, dated as of the Closing Date, to the effect set forth in subsection (b)(ii) of this Section 5, and further to the effect that:

(i) for the period from and after the date of this Agreement and prior to the Closing Date, there has not occurred any Material Adverse Change;

(ii) the representations, warranties and covenants of the Company set forth in Section 1 of this Agreement are true and correct in all material respects (except for those conditions as to materiality, which should be true and correct in all respects) with the same force and effect as though expressly made on and as of the Closing Date; and

(iii) the Company has, in all material respects, complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

(g) Bring-down Comfort Letter. On the Closing Date the Initial Purchaser shall have received from each of Deloitte & Touche LLP and PricewaterhouseCoopers LLP, independent public or certified public accountants for the Company, a letter dated such date, in form and substance satisfactory to the Initial Purchaser, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (a) of this Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Closing Date.

(h) Registration Rights Agreement. The Company and the Initial Purchaser shall have executed and delivered the Registration Rights Agreement (in form and substance satisfactory to the Initial Purchaser), and the Registration Rights Agreement shall be in full force and effect.

(i) Lock-Up Agreement from Chairman of the Board and Executive Officers of the Company. On or prior to the date hereof, the Company shall have furnished to the Initial Purchaser an agreement in the form of Exhibit C hereto from each of its Chairman of the Board and executive officers listed on Schedule C, and such agreement shall be in full force and effect on the Closing Date.

(j) PORTAL Designation. The Securities shall have been designated PORTAL-eligible securities in accordance with the rules and regulations of the NASD.

(k) Additional Documents. On or before the Closing Date, the Initial Purchaser and counsel for the Initial Purchaser shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Initial Purchaser by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 7, and Section 8 shall at all times be effective and shall survive such termination.

Section 6. Representations, Warranties and Agreements of Initial Purchaser.

The Initial Purchaser represents and warrants that it is a “qualified institutional buyer,” as defined in Rule 144A of the Securities Act, or an accredited investor within the meaning of Rule 501(a)(1) under the Securities Act. The Initial Purchaser agrees with the Company that:

(a) The Securities and the Conversion Shares have not been and will not be registered under the Securities Act in connection with the initial offering of the Securities.

(b) The Initial Purchaser is purchasing the Securities pursuant to a private sale exemption from registration under the Securities Act.

(c) The Securities have not been and will not be offered or sold by the Initial Purchaser or its affiliates acting on its behalf except in accordance with Rule 144A.

(d) The Initial Purchaser will not offer or sell the Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising in the United States.

(e) The Initial Purchaser has not offered or sold, and will not offer or sell, any Securities except to persons whom it reasonably believes to be “qualified institutional buyers,” as defined in Rule 144A.

Section 7. Indemnification.

(a) Indemnification of the Initial Purchaser. The Company agrees to indemnify and hold harmless the Initial Purchaser, its officers and employees, and each person, if any, who controls the Initial Purchaser within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which the Initial Purchaser or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact, in the light of the circumstances under which they were made, in each case, necessary to make the statements therein not misleading; and to reimburse the Initial Purchaser and each such controlling person for any and all expenses (including the reasonable fees and disbursements of counsel chosen by the Initial Purchaser) as such expenses are reasonably incurred by the Initial Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Initial Purchaser expressly for use in the Offering Memorandum (or any amendment or supplement thereto). The indemnity agreement set forth in this Section 7(a) shall be in addition to any liabilities that the Company may otherwise have.

(b) Indemnification of the Company, its Directors and Officers. The Initial Purchaser agrees to indemnify and hold harmless the Company, each of its directors, each of its officers and each person, if any, who controls such Company within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any director, officer or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Initial Purchaser), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Offering Memorandum (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Initial Purchaser expressly for use therein; and to reimburse the Company, or any director, officer or controlling person for any and all expenses (including the reasonable fees and disbursements of counsel chosen by the Company) or any director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company hereby acknowledges that the only information that the Initial Purchaser has furnished to the Company expressly for use in the Offering Memorandum (or any amendment or supplement thereto) are the statements set forth in Schedule B; and the Initial Purchaser confirms that such statements are correct. The indemnity agreement set forth in this Section 7(b) shall be in addition to any liabilities that the Initial Purchaser may otherwise have.

(c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof may be made against an indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; provided that (i) the omission so to notify the indemnifying party will not relieve any indemnifying party from any liability which it may have hereunder except to the extent it has been materially prejudiced by such failure and (ii) the omission to so notify such indemnifying party will not relieve it from any liability which it may have to such indemnified person otherwise than on account of this indemnity agreement. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnified party shall have authorized in writing the employment of counsel for such indemnified person; and except that if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

(d) Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there is a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 7(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (y) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

Section 8. Contribution.

If the indemnification provided for in Section 7 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein in such proportion as is appropriate to reflect not only the relative benefits received by the Company, on the one hand, and the Initial Purchaser on the other hand, but also the relative fault of the Company, on the one hand, and the Initial Purchaser, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Initial Purchaser, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company, and the total discount received by the Initial Purchaser bear to the aggregate initial offering price of the Securities. The relative fault of the Company, on the one hand, and the Initial Purchaser, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company, on the one hand, or the Initial Purchaser, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 7(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 8; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 7(c) for purposes of indemnification.

The Company and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8.

Notwithstanding the provisions of this Section 8, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it and distributed to investors were offered to investors exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each officer and employee of an Initial Purchaser and each person, if any, who controls an Initial Purchaser within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Initial Purchaser, and each director and officer of the Company, and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

Section 9. Termination of this Agreement.

On or prior to the Closing Date this Agreement may be terminated by the Initial Purchaser by notice given to the Company if at any time (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by Nasdaq, or trading in securities generally on either the Nasdaq Stock Market or the New York Stock exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the NASD; (ii) a general banking moratorium shall have been declared by any federal, New York or Pennsylvania authority; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Initial Purchaser is material and adverse and makes it impracticable to market the Securities in the manner and on the terms described in the Offering Memorandum or to enforce contracts for the sale of securities; (iv) in the judgment of the Initial Purchaser there shall have occurred any Material Adverse Change; or (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Initial Purchaser may, singly or in the aggregate, interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 9 shall be without liability on the part of (a) the Company to the Initial Purchaser, except that the Company shall be obligated to reimburse the expenses of the Initial Purchaser pursuant to Section 4 hereof, (b) the Initial Purchaser to the Company, or (c) of any party hereto to any other party except that the provisions of Section 7 and Section 8 shall at all times be effective and shall survive such termination.

Section 10. Representations and Indemnities to Survive Delivery.

The respective indemnities, contribution, agreements, representations, warranties and other statements of the Company, of its officers and of the Initial Purchaser set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation, or statement as to the result hereof, made by or on behalf of the Initial Purchaser or the Company or any of its or their partners, officers or directors or any controlling person, as the case may be, (ii) acceptance of the Securities and payment for them hereunder and (iii) any termination of this Agreement.

Section 11. Notices.

All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Initial Purchaser:
Banc of America Securities LLC
Banc of America Corporate Center
9 West 57th Street
New York, New York 10019
Facsimile: (212) 847-5124
Attention: Eric Hambleton, Esq.

If to the Company:
PMA Capital Corporation
1735 Market Street, Suite 2800
Philadelphia, Pennsylvania 19103
Facsimile: (215) 665-5061
Attention: William E. Hitselberger
Any party hereto may change the address for receipt of communications by giving written notice to the others.

Section 12. Successors

This Agreement will inure to the benefit of and be binding upon the parties hereto and to the benefit of the employees, officers and directors and controlling persons referred to in Section 7 and Section 8, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term “successors” shall not include any purchaser of the Securities as such from the Initial Purchaser merely by reason of such purchase.

Section 13. Partial Unenforceability

The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 14. Governing Law Provisions

This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Section 15. General Provisions

This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements,

understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto. The Table of Contents and the Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

[SIGNATURE PAGE FOLLOWS]

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,
PMA CAPITAL CORPORATION

By:__/s/ William Hitselberger______________
Name: William Hitselberger
Title: Executive Vice President and Chief Financial Officer

S-1

The foregoing Purchase Agreement is hereby confirmed and accepted by the Initial Purchaser as of the date first above written.

BANC OF AMERICA SECURITIES LLC

By:__/s/ Derek Dillon__________
Name: Derek Dillon
Title: Managing Director

S-2

SCHEDULE A

Subsidiaries

PMA Capital Insurance Company (Pennsylvania)
Pennsylvania Manufacturers' Association Insurance Company (Pennsylvania)
Pennsylvania Manufacturers Indemnity Company (Pennsylvania)
Manufacturers Alliance Insurance Company (Pennsylvania)
PMA Holdings Ltd. (Bermuda)
Pennsylvania Manufacturers' International Insurance Ltd. (Bermuda)
Mid-Atlantic States Investment Company (Delaware)
PMA Holdings, Cayman Ltd. (Cayman)
High Mountain Reinsurance, Ltd. (Cayman)
PMA Insurance SPC, Cayman (Cayman)
PMA Re Management Company (Pennsylvania)
PMA Management Corp. (Pennsylvania)
PMA Services Incorporated (Pennsylvania)
Lorjo Corp. (Pennsylvania)
Walprop, LLC (Pennsylvania)
PMA Re Corporate Capital Limited 2 (United Kingdom)
Caliber One Management Company, Inc. (Delaware)
925 Chestnut, Inc. (Pennsylvania)
DP Corp. (Pennsylvania)
Pennsylvania Manufacturers’ Association Finance Co. (Delaware)
PMA One Benefits, Inc. (Pennsylvania)
Newtown Settlement Insurance Company (Cayman), Ltd. (Cayman)
Yardley Settlement Insurance Company (Cayman), Ltd. (Cayman)

SCHEDULE B

Statements Provided by Initial Purchaser

The third paragraph under the heading “Plan of Distribution” of the Offering Memorandum, concerning the terms of the offering by the Initial Purchaser.

The first two sentences and sixth sentence of the twelfth paragraph under the heading “Plan of Distribution” of the Offering Memorandum, concerning the stabilizing transactions by the Initial Purchaser.

The thirteenth paragraph under the heading “Plan of Distribution” of the Offering Memorandum, concerning electronic distribution of the Offering Memorandum by the Initial Purchaser.

SCHEDULE C

Persons subject to “Lock-Up” Agreements pursuant to Section 5(i)

1.	Neal C. Schneider
2.	Vincent T. Donnelly
3.	William E. Hitselberger
4.	Robert L. Pratter

EXHIBIT A

FORM OF OPINION OF COUNSEL FOR THE COMPANY TO BE DELIVERED PURSUANT TO SECTION 5(c) OF THE PURCHASE AGREEMENT

References to the Offering Memorandum in this Exhibit A include any supplements thereto at the Closing Date.

(i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the Commonwealth of Pennsylvania, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum.

(ii) Each of the Purchase Agreement, the Registration Rights Agreement and the Indenture has been duly authorized, executed and delivered by the Company.

(iii) The Company’s execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Indenture and the issuance of the Securities and the consummation of the transactions contemplated by any of the foregoing and by the Offering Memorandum: (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the Articles of Incorporation or by-laws of the Company or any of the governing instruments of its subsidiaries; (ii) will not constitute a breach of or constitute a default under any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any such subsidiary is bound or to which any of their properties are subject that is filed or referenced as an exhibit to the Company's Annual Report on Form 10-K/A for the year ended December 31, 2003, or to any report on Form 10-Q or Form 8-K filed since December 31, 2003; and (iii) to the best of such counsel's knowledge, will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any of its subsidiaries or any of their respective properties.

(iv) The Purchase Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

(v) The Registration Rights Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

(vi) The Indenture constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

(vii) The Securities have been duly authorized and issued by the Company and, assuming due authentication thereof by the Trustee and upon payment and delivery in accordance with the Purchase Agreement, will constitute valid and binding obligations of the Company, as issuer, entitled to the benefits of the Indenture and enforceable against the Company, as issuer, in accordance with their terms.

(viii) (A) The shares of Common Stock initially issuable upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable and (B) the rights (the “Rights”) evidenced by such Common Stock to the extent provided in the Rights Agreement, dated as of May 3, 2000 (the “Rights Agreement”), between the Company and The Bank of New York, as rights agent, have been duly authorized and when and if issued upon conversion of the Securities in accordance with the terms of the Indenture and the Rights Agreement will have been validly issued.

(ix) The issuance of the shares of Common Stock upon conversion of the Securities is not subject to any preemptive rights under the Articles of Incorporation, as amended, of the Company or under Pennsylvania law.

(x) Each Transaction Document conforms in all material respects to the description thereof contained in the Final Memorandum.

(xi) The statements in the Final Memorandum under the headings “Description of the New Debentures” and “Material United States Federal Income Tax and Estate Tax Considerations,” insofar as such statements purport to describe or summarize the legal matters and documents therein, fairly present in all material respects such legal matters and documents.

(xii) The Indenture complies as to form in all material respects with the requirements of the Trust Indenture Act, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

(xiii) The Company is not an “investment company” within the meaning of the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

(xiv) Neither the consummation of the transactions contemplated by the Purchase Agreement nor the sale, issuance, execution or delivery of the Securities will violate Regulation T, U or X of the Federal Reserve Board.

(xv) To our knowledge, no consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company’s execution, delivery and performance of the Transaction Documents, except such as have been obtained or made by the Company or under applicable state securities or blue sky laws or required by the Pennsylvania Insurance Department under Pennsylvania law.

(xvi) No registration of the Securities or the shares of Common Stock of the Company and accompanying Rights into which the Securities are convertible (the “Conversion Shares”) under the Securities Act of 1933 (the “Securities Act”), or qualification of the Indenture under the Trust Indenture Act, is required in connection with the issuance and sale of the Securities by the Company, the offer, resale and delivery of the Securities by the Initial Purchaser as contemplated by the Purchase Agreement and the conversion of the Securities into the Conversion Shares, in each case in the manner contemplated by the Purchase Agreement, the Indenture and the Final Memorandum.

(xvii) The provisions of the Indenture are effective to create an enforceable security interest (as such term is defined in the UCC) in favor of the Trustee in the capital stock of PMA Capital Insurance Company, Pennsylvania Manufacturers’ Association Insurance Company, Pennsylvania Manufacturers Indemnity Company and Manufacturers Alliance Insurance Company pledged to the Trustee under the Indenture provided that execution on that Security interest by the Trustee is subject to the approval of the Pennsylvania Insurance Commission.

(xviii) Except for filings which are necessary to perfect the security interest granted under the Indenture and any other filings, authorizations, deliveries or approvals as are specifically provided for in the Indenture, no authorizations or approvals of, and no filings with, any governmental or regulatory authority or agency of the United States, the Commonwealth of Pennsylvania or the State of New York are necessary for the creation or perfection of the security interest in favor of the Trustee on the capital stock of PMA Capital Insurance Company, Pennsylvania Manufacturers’ Association Insurance Company, Pennsylvania Manufacturers Indemnity Company and Manufacturers Alliance Insurance Company.

In the course of the preparation by the Company of the Final Offering Memorandum, such counsel shall also state that (A) they have participated in various discussions and meetings with officers, directors and employees of the Company, representatives of Deloitte & Touche LLP, the independent auditors of the Company, and the Initial Purchaser and counsel for the Initial Purchaser concerning the information included in or incorporated by reference into the Final Offering Memorandum, the documents incorporated by reference into the Final Offering Memorandum (the “Exchange Act Documents”) having previously been prepared and filed by the Company without such counsel’s participation; (B) the limitations inherent in the role of outside counsel are such that such counsel cannot and has not independently verified, and are not passing upon, and do not assume responsibility for, the accuracy, completeness or fairness of the information contained in the Final Offering Memorandum except to the extent set forth in paragraph (viii) above or the Exchange Act Documents; and (C) based upon such counsel’s examination of the Final Offering Memorandum and such counsel’s participation, inquiries and investigations set forth above, however, no facts have come to such counsel’s attention that cause such counsel to believe that the Final Offering Memorandum, as of the date thereof or as of the Closing Date, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that such counsel expresses no belief with respect to the financial statements and other information of an accounting, financial or statistical nature included in or incorporated by reference into the Final Memorandum.

In rendering such opinion, such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials which are furnished to the Initial Purchaser.

EXHIBIT B

FORM OF OPINION OF COUNSEL FOR THE COMPANY TO BE DELIVERED PURSUANT TO SECTION 5(d) OF THE PURCHASE AGREEMENT

References to the Offering Memorandum in this Exhibit B include any supplements thereto on the Closing Date.

(i) Each subsidiary of the Company has been duly incorporated or otherwise established as a legal entity and is in good standing (to the extent such concept applies) under the laws of the jurisdiction of its incorporation or establishment, with power and authority (corporate and other) to own its properties and to conduct its business as described in the Offering Memorandum. The Company and each of its subsidiaries (A) has all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, and has the requisite corporate or limited liability company power and authority necessary, as applicable, to own or hold its properties and to conduct the its respective businesses in which it is engaged (except where the failure to so qualify or have such power or authority would not, singularly or in the aggregate, be reasonably expected to result in have a Material Adverse Change) and (B) to the best of my knowledge, neither the Company nor such subsidiary has not received any notice of proceedings relating to revocation or modification of, or non-compliance with, any such license, authorization, consent or approval which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would be reasonably likely to result in a Material Adverse Change.

(ii) Each document filed pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”), and incorporated by reference in the Final Memorandum, complied when filed in all material respects as to form with the Exchange Act and the rules and regulations of the Commission thereunder.

(iii) The Company has an authorized capital stock as set forth in the Final Memorandum, and to the best of my knowledge all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable. All of the issued shares of capital stock or membership interests of each PMA Capital Insurance Company, Pennsylvania Manufacturers’ Association Insurance Company, Pennsylvania Manufacturers Indemnity Company and Manufacturers Alliance Insurance Company have been duly and validly authorized and issued and are fully paid and non-assessable.

(iv) Except as described in the Offering Memorandum, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate result in a Material Adverse Change, or would materially and adversely affect the ability of the Company to perform its obligations under the Transaction Documents, or which are otherwise material in the context of the offering and sale of the Securities; and to such counsel's knowledge, no such actions, suits or proceedings are threatened or, contemplated.

(v) The Company is not (A) in violation of its charter or by-laws or other organizational document, as applicable, (B) to the best of my knowledge, in default in any

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material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or conditions contained in any Material Contract or (C) to the best of my knowledge, in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject.

(vi) To the best of my knowledge, the issuance of the shares of Common Stock upon conversion of the Securities is not subject to any preemptive or similar rights of any securityholder of the Company.

(vii) To the best of my knowledge, no consent, approval, authorization or other order of, or registration or filing with, the Pennsylvania Insurance Department, is required for the Company’s execution, delivery and performance of the Transaction Documents.

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EXHIBIT C

November 10, 2004

Banc of America Securities LLC
9 West 57th Street
New York, New York 10019

RE: PMA Capital Corporation (the “Company”)

Ladies & Gentlemen:

The undersigned is an owner of record or beneficially of certain shares of Common Stock of the Company (“Common Stock”) or securities convertible into or exchangeable or exercisable for Common Stock. The Company proposes to carry out a private placement of Senior Secured Convertible Debentures (the “Offering”) for which you are the Initial Purchaser. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations. The undersigned acknowledges that you are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into purchase arrangements with the Company and subsidiary guarantors of the Notes with respect to the Offering.

In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, (and will cause any spouse or immediate family member of the spouse or the undersigned living in the undersigned’s household not to), without the prior written consent of Banc of America Securities LLC (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended, or otherwise dispose of any shares of Common Stock, any options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock (other than pursuant to the exercise or exchange thereof for shares of common stock) currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned (or such spouse or family member), or publicly announce an intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date 60 days after the date of the Offering Memorandum. Notwithstanding the foregoing, nothing herein shall prevent or prohibit (a) bona fide gifts by the undersigned or (b) transfers by the undersigned to his or her family members or related trusts for the benefit of his or her family members, provided that in the case of each (a) and (b), the transferee agrees in writing to the terms of this letter. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with the foregoing restrictions.

With respect to the Offering only, the undersigned waives any registration rights relating to registration under the Securities Act of any Common Stock owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.

[SIGNATURE PAGE FOLLOWS]

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This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.

Printed Name of Holder

By:

   Signature

Printed Name of Person Signing

(and indicate capacity of person signing if
signing as trustee, or on behalf
of an entity)

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